[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR                 EXHIBIT 99.5
                        OWNIT, SERIES 2005-1
================================================================================

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[384,076,000] (APPROXIMATE)

                                      OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                FEBRUARY 1, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              OWNIT, SERIES 2005-1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at(212)449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                          $240,722,176
Aggregate Original Principal Balance                             $240,758,161
Number of Mortgage Loans                                                  996

                                           MINIMUM                MAXIMUM          AVERAGE (1)
                                         ----------              ----------        -----------
Original Principal Balance               $   60,000              $1,050,000        $   241,725
Outstanding Principal Balance            $   60,000              $1,050,000        $   241,689

                                          MINIMUM                 MAXIMUM          WEIGHTED AVERAGE (2)
                                         ---------               ----------        --------------------
Original Term (mos)                          360                      360                   360
Stated remaining Term (mos)                  352                      356                   355
Loan Age (mos)                                 4                        8                     5
Current Interest Rate                      4.875%                   9.250%                6.597%
Initial Interest Rate Cap(4)               3.000%                   3.000%                3.000%
Periodic Rate Cap(4)                       1.000%                   1.000%                1.000%
Gross Margin(4)                            4.625%                   8.750%                6.100%
Maximum Mortgage Rate(4)                  11.125%                  15.250%               12.595%
Minimum Mortgage Rate(4)                   4.875%                   9.250%                6.595%
Months to Roll(4)                             16                       56                    27
Original Loan-to-Value                     23.71%                  100.00%                80.62%
Credit Score (3)                             495                      806                   671

                                          EARLIEST                 LATEST
                                         ----------              ----------
Maturity Date                            05/01/2034              09/01/2034

                                           PERCENT OF                                           PERCENT OF
LIEN POSITION                            MORTGAGE POOL     YEAR OF ORIGINATION                 MORTGAGE POOL
1st Lien                                    100.00%        2004                                    100.00%
2nd Lien                                      0.00
                                                           LOAN PURPOSE
OCCUPANCY                                                  Purchase                                 77.40%
Primary                                      96.87%        Refinance - Rate/Term                     4.15
Second Home                                   0.44         Refinance - Cashout                      18.46
Investment                                    2.69
                                                           PROPERTY TYPE
LOAN TYPE                                                  Single Family                            84.45%
Fixed Rate                                    0.24%        Condominium                               8.50
ARM                                          99.76         Two- to Four-Family                       0.84
                                                           Planned Unit Development                  6.21
AMORTIZATION TYPE
Fully Amortizing                              0.00%
Interest Only                               100.00
Balloon                                       0.00

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

MORTGAGE RATES

                         NUMBER       AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED
                          OF          PRINCIPAL        PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF                MORTGAGE       BALANCE          MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL
MORTGAGE RATES           LOANS       OUTSTANDING          POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
----------------        --------    ------------       ----------   --------    --------    -----------    --------    -------
5.500% or less             34       $  8,659,035           3.60%     5.365%       696       $   254,678     79.55%       90.15%
5.501% to 6.000%          155         40,157,973          16.68      5.860        695           259,084     79.23        79.87
6.001% to 6.500%          308         77,915,829          32.37      6.340        679           252,973     79.98        65.80
6.501% to 7.000%          291         68,389,987          28.41      6.825        666           235,017     80.74        51.93
7.001% to 7.500%          114         26,374,010          10.96      7.305        648           231,351     82.04        56.56
7.501% to 8.000%           65         14,210,900           5.90      7.771        636           218,629     83.95        44.53
8.001% to 8.500%           17          3,011,891           1.25      8.247        605           177,170     84.48        67.98
8.501% to 9.000%           11          1,865,552           0.77      8.727        604           169,596     84.98        52.32
9.001% to 9.500%            1            137,000           0.06      9.250        617           137,000    100.00       100.00
TOTAL:                    996       $240,722,176         100.00%     6.597%       671       $   241,689     80.62%       62.76%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 9.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.597% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER        AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED
                              OF          PRINCIPAL       PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF                   MORTGAGE        BALANCE         MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL   FULL
REMAINING TERMS(MONTHS)     LOANS        OUTSTANDING         POOL        COUPON       SCORE     OUTSTANDING      LTV       DOC
-----------------------    --------     -------------     ----------    --------    --------    -----------    --------  -------
349 to 360                   996        $ 240,722,176         100.00%    6.597%       671       $   241,689     80.62%    62.76%
TOTAL:                       996        $ 240,722,176         100.00%    6.597%       671       $   241,689     80.62%    62.76%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL           NUMBER       AGGREGATE                                 WEIGHTED     AVERAGE       WEIGHTED
    MORTGAGE                  OF         PRINCIPAL       PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE    PERCENT
LOAN PRINCIPAL             MORTGAGE       BALANCE         MORTGAGE      AVERAGE     CREDIT      BALANCE       ORIGINAL     FULL
  BALANCES                  LOANS       OUTSTANDING         POOL        COUPON      SCORE     OUTSTANDING       LTV        DOC
---------------------      --------     ------------     ----------    --------    --------   -----------     ---------  -------
$50,001 to $100,000            43       $  3,787,254         1.57%       7.089%      663      $    88,076      82.63%      80.03%
$100,001 to $150,000          193         24,836,144        10.32        6.722       659          128,685      81.39       80.18
$150,001 to $200,000          194         33,890,883        14.08        6.661       664          174,695      81.45       72.34
$200,001 to $250,000          163         36,626,758        15.22        6.560       664          224,704      80.96       64.28
$250,001 to $300,000          152         41,690,446        17.32        6.606       671          274,279      81.07       51.81
$300,001 to $350,000           89         28,907,063        12.01        6.503       686          324,798      80.20       51.66
$350,001 to $400,000           66         24,722,967        10.27        6.704       676          374,590      81.05       51.57
$400,001 to $450,000           47         20,110,948         8.35        6.501       668          427,893      79.62       61.88
$450,001 to $500,000           29         13,862,401         5.76        6.476       672          478,014      78.58       58.93
$500,001 to $550,000            6          3,161,419         1.31        6.526       703          526,903      80.00       66.17
$550,001 to $600,000            7          4,143,800         1.72        6.371       654          591,971      78.44      100.00
$600,001 to $650,000            4          2,540,094         1.06        6.185       706          635,023      75.72      100.00
$650,001 to $700,000            1            668,000         0.28        6.625       768          668,000      80.00      100.00
$700,001 to $750,000            1            724,000         0.30        6.375       729          724,000      80.00      100.00
$1,000,001 or greater           1          1,050,000         0.44        6.375       711        1,050,000      70.00        0.00
TOTAL:                        996       $240,722,176       100.00%       6.597%      671      $   241,689      80.62%      62.76%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $60,000 to approximately $1,050,000 and the average outstanding principal balance of the Mortgage Loans was approximately $241,689.

PRODUCT TYPES

                          NUMBER         AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED
                            OF           PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE        BALANCE          MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL
PRODUCT TYPES              LOANS       OUTSTANDING          POOL       COUPON     SCORE      OUTSTANDING     LTV        DOC
-------------------      --------      ------------      ----------   --------   --------    -----------   --------   -------
30 Year Fixed Loans          3         $    568,745          0.24%     7.161%      638       $   189,582     80.00%    100.00%
2/28 LIBOR Loans           680          170,977,268         71.03      6.669       670           251,437     80.64      56.55
3/27 LIBOR Loans           125           28,208,110         11.72      6.455       669           225,665     80.47      70.94
5/25 LIBOR Loans           188           40,968,054         17.02      6.385       677           217,915     80.65      82.52
                         --------      ------------        ------      -----       ---       -----------     -----      -----
TOTAL:                     996         $240,722,176        100.00%     6.597%      671       $   241,689     80.62%     62.76%
                         --------      ------------        ------      -----       ---       -----------     -----      -----

ADJUSTMENT TYPE

                          NUMBER        AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED
                            OF          PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE    PERCENT
                         MORTGAGE       BALANCE          MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL    FULL
ADJUSTMENT TYPE           LOANS        OUTSTANDING         POOL       COUPON      SCORE     OUTSTANDING     LTV        DOC
---------------          --------     ------------      ----------   --------   --------    -----------   --------   -------
ARM                        993        $240,153,431         99.76%     6.595%      671       $   241,846    80.63%     62.67%
Fixed Rate                   3             568,745          0.24      7.161       638           189,582    80.00     100.00
                           ---        ------------        ------      -----       ---       -----------    -----      -----
TOTAL:                     996        $240,722,176        100.00%     6.597%      671       $   241,689    80.62%     62.76%
                           ---        ------------        ------      -----       ---       -----------    -----      -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                           OF         PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE    PERCENT
GEOGRAPHIC               MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL
DISTRIBUTION              LOANS      OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING       LTV       DOC
-------------------      --------   ------------  ----------   --------   --------   -----------    --------   --------
Arizona                     56      $  8,409,705      3.49%     6.629%      648      $   150,173      80.80%     90.28%
California                 567       167,771,081     69.69      6.577       677          295,893      80.08      55.02
Colorado                   117        19,840,814      8.24      6.513       659          169,580      80.96      80.00
Florida                      1           128,000      0.05      7.250       655          128,000     100.00     100.00
Georgia                     17         2,557,627      1.06      7.162       641          150,449      84.84      67.03
Idaho                        1           113,200      0.05      6.375       650          113,200      80.00       0.00
Kentucky                     2           213,200      0.09      8.300       615          106,600      85.40      54.03
Michigan                     3           202,443      0.08      7.904       641           67,481      71.47      70.36
Nevada                       3           698,600      0.29      7.369       673          232,867      84.87      13.05
North Carolina               4           527,852      0.22      7.865       605          131,963      91.73      64.95
Ohio                         9         1,439,700      0.60      7.177       644          159,967      88.55      76.83
Oregon                      76        12,254,925      5.09      6.724       658          161,249      82.34      81.69
Tennessee                    6           805,196      0.33      6.924       646          134,199      84.23     100.00
Washington                 132        25,530,750     10.61      6.546       663          193,415      81.57      80.73
Wyoming                      2           229,084      0.10      6.385       681          114,542      88.09     100.00
TOTAL:                     996      $240,722,176    100.00%     6.597%      671      $   241,689      80.62%     62.76%

No more than approximately 1.47% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER   AGGREGATE                             WEIGHTED      AVERAGE       WEIGHTED
                           OF      PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL       AVERAGE    PERCENT
RANGE OF ORIGINAL        MORTGAGE   BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL      FULL
LOAN-TO-VALUE RATIOS      LOANS   OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING        LTV        DOC
--------------------     -------- ------------   ----------   --------   --------    -----------     --------    --------
50.00% or less               2    $    184,962       0.08%      7.741%     550       $    92,481       31.95%     100.00%
50.01% to 55.00%             3         497,923       0.21       7.820      580           165,974       53.84       67.87
55.01% to 60.00%             4         729,000       0.30       6.945      599           182,250       58.07      100.00
60.01% to 65.00%             3       1,106,000       0.46       5.984      712           368,667       62.55       30.83
65.01% to 70.00%            11       4,624,511       1.92       6.601      667           420,410       69.61       48.91
70.01% to 75.00%            31       9,246,904       3.84       6.769      634           298,287       73.69       70.51
75.01% to 80.00%           801     194,989,873      81.00       6.486      677           243,433       79.92       60.08
80.01% to 85.00%            22       5,137,440       2.13       7.068      639           233,520       83.66       90.71
85.01% to 90.00%            64      13,203,971       5.49       7.368      645           206,312       89.54       74.49
90.01% to 95.00%            32       7,065,322       2.94       7.007      645           220,791       94.86       78.79
95.01% to 100.00%           23       3,936,271       1.64       7.629      657           171,142      100.00       88.30
TOTAL:                     996    $240,722,176     100.00%      6.597%     671       $   241,689       80.62%      62.76%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.71% to 100.00%.

LOAN PURPOSE

                          NUMBER      AGGREGATE                             WEIGHTED      AVERAGE       WEIGHTED
                           OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL    FULL
LOAN PURPOSE               LOANS     OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING        LTV      DOC
--------------------     --------   -------------   ----------   --------   --------    -----------     --------   -------
Purchase                   760      $ 186,307,795      77.40%     6.532%      680        $ 245,142       80.38%    58.27%
Refinance - Cashout        185         44,431,462      18.46      6.803       638          240,170       81.24     79.89
Refinance - Rate Term       51          9,982,919       4.15      6.883       650          195,744       82.37     70.20
TOTAL:                     996      $ 240,722,176     100.00%     6.597%      671        $ 241,689       80.62%    62.76%

PROPERTY TYPE

                          NUMBER     AGGREGATE                             WEIGHTED      AVERAGE    WEIGHTED
                           OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE    PERCENT
                         MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE    ORIGINAL     FULL
PROPERTY TYPE              LOANS    OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING    LTV        DOC
--------------------     --------  -------------   ----------   --------   --------    -----------  --------   --------
Single Family               836    $ 203,289,394      84.45%     6.592%       670      $   243,169   80.64%     63.25%
Condominium                  92       20,461,599       8.50      6.710        677          222,409   80.56      50.70
Two- to Four-Family           5        2,013,150       0.84      6.628        717          402,630   78.59      54.65
Planned Unit Development     63       14,958,033       6.21      6.503        673          237,429   80.73      73.70
TOTAL:                      996    $ 240,722,176     100.00%     6.597%       671      $   241,689   80.62%     62.76%

DOCUMENTATION


                                   NUMBER      AGGREGATE                             WEIGHTED      AVERAGE    WEIGHTED
                                     OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE    PERCENT
                                  MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE    ORIGINAL     FULL
DOCUMENTATION                       LOANS     OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING    LTV        DOC
---------------------------       --------   -------------   ----------   --------   --------    -----------  --------   --------
Full Documentation                   657     $ 151,071,409      62.76%     6.479%      658       $   229,941   80.96%    100.00%
No Income Verification               324        85,865,176      35.67      6.812       692           265,016   80.03       0.00
Limited Income Verification           15         3,785,591       1.57      6.392       689           252,373   80.62       0.00
TOTAL:                               996     $ 240,722,176     100.00%     6.597%      671       $   241,689   80.62%     62.76%

OCCUPANCY

                       NUMBER       AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                         OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                      MORTGAGE       BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
OCCUPANCY              LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV        DOC
---------             --------    ------------     ----------    --------    --------   -----------   ---------   -------
Primary                 956       $ 233,191,798      96.87%        6.585%      670      $    243,92     80.48%     62.31%
Investment               33           6,476,893       2.69         6.949       702          196,269     84.30      76.32
Second Home               7           1,053,486       0.44         6.895       681          150,498     90.13      77.54
                        ---       -------------     ------         -----       ---      -----------     -----      -----
TOTAL:                  996       $ 240,722,176     100.00%        6.597%      671      $   241,689     80.62%     62.76%
                        ===       =============     ======         =====       ===      ===========     =====      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                       NUMBER       AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                        OF          PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOANS AGE    MORTGAGE       BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
    (MONTHS)           LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV        DOC
------------------    --------    ------------     ----------    --------    --------   -----------   ---------   -------
4                       266       $  64,630,947      26.85%       6.668%       664      $   242,973     79.74%     59.74%
5                       680         162,772,427      67.62        6.559        675          239,371     80.54      63.60
6                        43          11,430,673       4.75        6.760        653          265,830     85.88      72.34
7                         5           1,294,700       0.54        6.330        682          258,940     86.96      30.77
8                         2             593,429       0.25        6.653        649          296,715     85.02      44.48
                        ---       -------------     ------        -----        ---      -----------     -----      -----
TOTAL:                  996       $ 240,722,176     100.00%       6.597%       671      $   241,689     80.62%     62.76%
                        ===       =============     ======        =====        ===      ===========     =====      =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER       AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                        OF          PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT   MORTGAGE       BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
   PENALTY TERM        LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV        DOC
-------------------   --------    ------------     ----------    --------    --------   -----------   --------   --------
None                     45       $   9,074,157       3.77%       7.125%       667      $   201,648    81.49%      59.72%
12 Months                45          11,015,080       4.58        6.805        673          244,780    78.65       50.37
24 Months               600         153,233,881      63.66        6.624        670          255,390    80.62       56.78
36 Months               190          40,834,398      16.96        6.462        674          214,918    80.53       74.87
60 Months               116          26,564,660      11.04        6.379        672          229,006    81.30       84.76
                        ---       -------------     ------        -----        ---      -----------    -----       -----
TOTAL:                  996       $ 240,722,176     100.00%       6.597%       671      $   241,689    80.62%      62.76%
                        ===       =============     ======        =====        ===      ===========    =====       =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

CREDIT SCORES

                       NUMBER       AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                        OF          PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
  RANGE OF            MORTGAGE       BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
CREDIT SCORES          LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV         DOC
-------------         --------    ------------     ----------    --------    --------   -----------   ---------   --------
495 to 500                1       $     269,550       0.11%       8.625%       495      $   269,550    90.00%     100.00%
526 to 550                9           2,138,372       0.89        7.620        540          237,597    76.71      100.00
551 to 575               26           5,356,475       2.23        7.214        566          206,018    80.36       93.16
576 to 600               47          10,260,075       4.26        7.204        588          218,299    80.70       86.50
601 to 625              122          27,961,057      11.62        6.755        613          229,189    80.78       90.65
626 to 650              152          34,774,997      14.45        6.702        639          228,783    81.46       72.28
651 to 675              213          50,313,067      20.90        6.738        663          236,212    80.89       60.75
676 to 700              173          45,069,502      18.72        6.342        687          260,517    80.35       58.47
701 to 725              117          28,895,994      12.00        6.315        712          246,974    79.76       36.98
726 to 750               72          17,832,257       7.41        6.383        738          247,670    80.46       49.98
751 to 775               51          13,609,506       5.65        6.350        762          266,853    80.71       39.84
776 to 800               12           3,693,324       1.53        6.291        785          307,777    80.39       64.43
801 to 806                1             548,000       0.23        7.250        806          548,000    80.00        0.00
                        ---       -------------     ------        -----        ---      -----------    -----       -----
TOTAL:                  996       $ 240,722,176     100.00%       6.597%       671      $   241,689    80.62%      62.76%
                        ===       =============     ======        =====        ===      ===========    ======      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 495 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 671.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER       AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                        OF          PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
   RANGE OF           MORTGAGE       BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
 GROSS MARGINS         LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV        DOC
----------------      --------    -------------    ----------    --------    -------    -----------   --------    -------
4.501% to 5.000%         35       $   8,956,522       3.73%       5.399%       695      $   255,901    79.57%      89.53%
5.001% to 5.500%        158          40,983,987      17.07        5.869        695          259,392    79.24       78.29
5.501% to 6.000%        305          76,817,728      31.99        6.342        678          251,861    79.98       67.28
6.001% to 6.500%        281          65,560,293      27.30        6.819        667          233,311    80.75       52.33
6.501% to 7.000%        119          28,346,910      11.80        7.269        650          238,209    81.96       52.62
7.001% to 7.500%         66          14,473,550       6.03        7.757        636          219,296    83.88       43.72
7.501% to 8.000%         17           3,011,891       1.25        8.247        605          177,170    84.48       67.98
8.001% to 8.500%         11           1,865,552       0.78        8.727        604          169,596    84.98       52.32
8.501% to 9.000%          1             137,000       0.06        9.250        617           137,00   100.00      100.00
                        ---       -------------     ------        -----        ---      -----------   ------      ------
TOTAL:                  993       $ 240,153,431     100.00%       6.595%       671      $    241,84    80.63%      62.67%
                        ===       =============     ======        =====        ===      ===========   ======      ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.625% per annum to 8.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.100% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER       AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                        OF          PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
 RANGE OF MAXIMUM     MORTGAGE       BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
  MORTGAGE RATES       LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV         DOC
------------------    --------    -------------    ----------    --------    --------   -----------   --------    -------
11.001% to 11.500%       34       $   8,659,035       3.61%       5.365%       696      $   254,678    79.55%      90.15%
11.501% to 12.000%      155          40,157,973      16.72        5.860        695          259,084    79.23       79.87
12.001% to 12.500%      308          77,915,829      32.44        6.340        679          252,973    79.98       65.80
12.501% to 13.000%      290          68,195,642      28.40        6.825        666          235,157    80.75       51.79
13.001% to 13.500%      112          25,999,610      10.83        7.304        648          232,139    82.07       55.93
13.501% to 14.000%       65          14,210,900       5.92        7.771        636          218,629    83.95       44.53
14.001% to 14.500%       17           3,011,891       1.25        8.247        605          177,170    84.48       67.98
14.501% to 15.000%       11           1,865,552       0.78        8.727        604          169,596    84.98       52.32
15.001% to 15.500%        1             137,000       0.06        9.250        617           137,00   100.00      100.00
                        ---       -------------     ------        -----        ---      -----------   ------      ------
TOTAL:                  993       $ 240,153,431     100.00%       6.595%       671      $   241,84     80.63%      62.67%
                        ===       =============     ======        =====        ===      ==========    ======      ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.125% per annum to 15.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.595% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER       AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                        OF          PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
   NEXR RATE          MORTGAGE       BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
ADJUSTMENT DATE        LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV        DOC
---------------       --------     -----------     ----------    --------    --------   -----------   --------    -------
May 2006                  2       $     593,429       0.25%       6.653%       649      $   296,715    85.02%      44.48%
June 2006                 4           1,130,000       0.47        6.378        688          282,500    87.98       20.68
July 2006                26           7,052,498       2.94        6.787        642          271,250    85.11       68.53
August 2006             456         112,646,982      46.91        6.647        675          247,033    80.64       56.35
September 2006          192          49,554,358      20.63        6.707        663          258,096    79.80       56.25
June 2007                 1             164,700       0.07        6.000        644          164,700    79.97      100.00
July 2007                 7           1,934,910       0.81        6.547        661          276,416    86.55       85.57
August 2007              85          19,411,842       8.08        6.448        673          228,375    80.04       69.20
September 2007           32           6,696,658       2.79        6.459        660          209,271    79.99       71.03
July 2009                10           2,443,265       1.02        6.851        679          244,327    87.58       72.87
August 2009             137          30,309,658      12.62        6.293        678          221,238    80.49       86.48
September 2009           41           8,215,130       3.42        6.584        673          200,369    79.19       70.77
                        ---       -------------     ------        -----        ---      -----------    -----      ------
TOTAL:                  993       $ 240,153,431     100.00%       6.595%       671      $   241,846    80.63%      62.67%
                        ===       =============     ======        =====        ===      ===========    =====      ======